Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory High Yield VIP Series

Victory 500 Index VIP Series

Supplement dated January 3, 2024,

to the Statement of Additional Information dated May 1, 2023 ("SAI")

Effective at the close of business on December 31, 2023, Dennis M. Bushe retired from the Board of Trustees of Victory Variable Insurance Funds (the "Board"). All references to Mr. Bushe listed in the SAI are deleted. Effective as of January 1, 2024, Timothy Pettee, an Advisory Trustee prior to January 1, 2024, was appointed as a new Independent Trustee, serves as chair of the Board's Investment Committee replacing Mr. Bushe, and serves on the Board's Agenda and Board Governance and Nominating Committees. The SAI is updated to reflect the change to Mr. Pettee's position held with the Trust and his positions on the Board's Committees.